Exhibit 99.24

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  August, 1999
           Series 1999-12, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %              6.869035
                                                       ---------------------
       Weighted average maturity                                     171.25
                                                       ---------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
      1.
                                Principal
           Principal Per     Prepayments Per Interest Per
     Class  Certificate        Certificate    Certificate     Payout Rate
     -----  -----------        -----------    -----------     -----------
       R   $  0.00000000     $ 0.00000000  $     0.00000000   %0.00000000
       PO  $ 11.10224577     $ 7.67326575  $     0.00000000   %0.00000000
       A1  $  3.62277350     $ 2.66941916  $     5.17105180   %6.25000020
       A2  $ 16.15989240     $11.90732138  $     5.02643228   %6.25000009
       A3  $ 13.46440700     $ 9.92116892  $     5.05752546   %6.25000003
       S   $  0.00000000     $ 0.00000000  $     0.34068516   %0.42018460
       M   $  3.62277553     $ 0.00000000  $     5.17105020   %6.24999826
       B1  $  3.62277037     $ 0.00000000  $     5.17105185   %6.25000028
       B2  $  3.62276817     $ 0.00000000  $     5.17105536   %6.25000447
       B3  $  3.62277448     $ 0.00000000  $     5.17105341   %6.25000215
       B4  $  3.62277922     $ 0.00000000  $     5.17103896   %6.24998463
       B5  $  3.62276215     $ 0.00000000  $     5.17106198   %6.25001260

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
      1.
                              Accrual Amount
          Class
       N/A             $                     N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            40,490.69
                                                               -----------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:      $       184,615,924.61
                                                               -----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                 636
                                                               ----------------
       3.
     Beginning Aggregate Class  Ending Aggregate       Ending
       Certificate Principal   Class Certificate Single Certificate
Class         Balance          Principal Balance      Balance           Cusip
-----         -------          -----------------      -------           -----
R    $                   0.00  $           0.00  $             0.00  36157RX42
PO   $             476,038.96  $     470,483.10  $           940.17  GEC9912PO
A1   $          12,343,353.20  $  12,298,313.63  $           989.22  36157RW92
A2   $          43,807,082.27  $  43,073,545.75  $           948.92  36157RX26
A3   $         126,235,835.01  $ 124,485,462.10  $           957.58  36157RX34
S    $         169,972,635.50  $ 167,783,240.64  $           960.43  GEC99012S
M    $           1,720,595.04  $   1,714,316.77  $           989.22  36157RX59
B1   $             670,168.29  $     667,722.92  $           989.22  36157RX67
B2   $             573,862.63  $     571,768.66  $           989.22  36157RX75
B3   $             669,175.45  $     666,733.70  $           989.22  36157R2K0
B4   $             382,244.14  $     380,849.37  $           989.22  36157R2L8
B5   $             287,778.62  $     286,728.55  $           989.22  36157R2M6

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             7        Principal Balance     $    2,375,605.67
                               --------                            -------------
       2.   60-89 days
            Number             1        Principal Balance     $      551,229.71
                               --------                            -------------
       3.   90 days or more
            Number             0        Principal Balance     $            0.00
                               --------                            -------------
       4.   In Foreclosure
            Number             0        Principal Balance     $            0.00
                               --------                            -------------
       5.   Real Estate Owned
            Number             0        Principal Balance     $            0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                       $            0.00
                                                                 ---------------

       2.   Bankruptcy Loss Amount:                           $            0.00
                                                                 ---------------

       3.   Fraud Loss Amount:                                $            0.00
                                                                 ---------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                     -----------